SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [     ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement
[     ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[     ] Definitive Proxy Statement
[     ] Definitive Additional Materials
[     ] Soliciting Material Pursuant to Section 240.14a-12

TAYLOR DEVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required

[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[     ] Fee paid previously with preliminary materials.

[     ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify  the filing for which the offsetting fee    was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1 )	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

PRELIMINARY COPY

TAYLOR DEVICES, INC.
90 TAYLOR DRIVE
NORTH TONAWANDA, NEW YORK 14120-0748

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF TAYLOR DEVICES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. (the "Company") will be held at the Holiday Inn, 1881 Niagara Falls Boulevard, Amherst, New York on November 2, 2007 at 10:00 A.M. for the following purposes:

1.	To elect one Class 2 director of the Company to serve the remaining two years of a three-year term expiring in 2009, or until the election and qualification of his successor.
2.	To elect two Class 3 directors of the Company to serve a three-year term expiring in 2010, or until the election and qualification of their successors.
3.	To approve and ratify the form of Indemnification Agreement to be entered into between the Company and its directors and designated officers, attached as Appendix A.
4	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on September 25, 2007 as the record date for determining which shareholders shall be entitled to notice of and to vote at the Annual Meeting. SHAREHOLDERS WHO ARE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY.  SUCH SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY.  THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

BY ORDER OF THE BOARD OF DIRECTORS

DATED:	September 27, 2007	/s/ Reginald B. Newman II
	North Tonawanda, New York	Reginald B. Newman II Secretary

PRELIMINARY COPY

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF SHAREHOLDERS
OF
TAYLOR DEVICES, INC.
90 TAYLOR DRIVE
NORTH TONAWANDA, NEW YORK 14120-0748

_________________________

TO BE HELD AT THE HOLIDAY INN
1881 NIAGARA FALLS BOULEVARD
AMHERST, NEW YORK
NOVEMBER 2, 2007

This Proxy Statement is furnished to shareholders by the Board of Directors of Taylor Devices, Inc. in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on November 2, 2007 at 10:00 A.M., and at any adjournments of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Proxy Statement and the accompanying form of proxy are being mailed to Shareholders commencing on or about September 27, 2007.

If the enclosed form of proxy is properly executed and returned, the shares represented by the proxy will be voted in accordance with the proxy's instructions.  Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time prior to its use by written notice to the Secretary of the Company.

The Board of Directors has fixed the close of business on September 25, 2007 as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting.  On September 25, 2007, the Company had outstanding and entitled to vote a total of 3,145,905 shares of common stock.  Each outstanding share of common stock is entitled to one vote on all matters to be brought before the meeting.

CERTAIN BENEFICIAL OWNERS

The following table sets forth information as to persons known by the Company to be the beneficial owners of more than 5% of the Company's common stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)

Percent of Class

Tayco Developments, Inc. 100 Taylor Drive North Tonawanda, NY 14120	697,567	22.2%

(1)

In addition to shares that it owns in the Company, the Taylor family also owns shares in Tayco Developments, Inc. ("Developments"), an affiliate of the Company.  Including shares beneficially owned by Messrs. Douglas P. Taylor and Richard G. Hill in both the Company and Developments, the Taylor family owns or controls 86,566 shares or 2.8% of the Company's stock and 96,951 shares or 9.8% of Developments' stock.  The Company, acting as transfer agent, is the source of the information presented.

ELECTION OF DIRECTORS

Each year, directors comprising one of the three Classes of the Board of Directors of the Company are proposed for  election by the shareholders, each to serve for a three-year term, or until the election and qualification of his successor.  Messrs. Taylor and Clark are management's nominees to be elected to Class 3 at this Annual Meeting for a term expiring in 2010.  Messrs. Taylor and Clark have previously served as directors, and have been elected at prior annual meetings of shareholders.  This year, shareholders are also being asked to elect John Burgess to fill the remainder of the term of Class 2 Director expiring in 2009, left vacant by the death of Donald B. Hofmar in 2006.  Since Mr. Burgess' appointment to the Board on January 31, 2007, he has served as a member of the Board's Audit Committee and as its financial expert, as well as a member of the Board's Nominating and Compensation Committees.

The persons named on the enclosed form of proxy will vote all shares present at the Annual Meeting for the election of the nominees, unless a shareholder, by his or her proxy, directs otherwise.  Should Messrs. Taylor, Clark or Burgess be unable to serve, or if, in the unlikely event all are unable to serve, proxies will be voted in accordance with the best judgment of the person or persons acting under such authority.  Management expects that all nominees will be able to serve.

Management recommends a vote FOR all Nominees.

Nominees and Directors

Certain information, including beneficial ownership of the Company's common stock, is set forth below for directors standing for election, as well as for directors whose terms of office will continue beyond the date of the 2007 Annual Meeting of Shareholders.  Unless otherwise indicated, each person shown below has held the position indicated either with the Company or another organization for the past five years, and has sole voting and investment power with respect to the securities beneficially owned. Beneficial ownership includes securities which can be acquired pursuant to currently exercisable options, or options which become exercisable within 60 days of the date of this Proxy Statement.

NOMINEES FOR DIRECTOR

Nominee for Class 2 Director - To Fill Remainder of Term Expiring 2009

Name	Age	Principal Occupation	First Elected Director	Number of Shares	% of Class
John Burgess (1)	62	Operating partner at Summer Street Capital Partners	2007	5,000 (5)	0.2

Nominees for Class 3 Directors - Term expiring in 2007

Name	Age	Principal Occupation	First Elected Director

Number of Shares

% of Class
Douglas P. Taylor (2)	59	President, CEO and Chairman of the Board of Directors of the Company	1976	39,928 (3)(5)	1.3
Randall L. Clark (6)	64	Chairman of the Board of Directors of Dunn Tire, LLC	1996	30,000 (5)	1.0

DIRECTORS CONTINUING IN OFFICE

Class 1 Director - Term expiring in 2008

Name	Age	Principal Occupation	First Elected Director

Number of Shares

					% of Class
Reginald B. Newman II (7)	69	Chairman of the Board of Directors of NOCO Energy Corp.	2006	20,000 (5)	0.6
Class 2 Director - Term expiring in 2009
Name	Age	Principal Occupation	First Elected Director

Number of Shares

					% of Class
Richard G. Hill (2)	57	Executive Vice President of the Company	1991	71,638 (4)(5)	2.3
All directors and executive officers as a group (6 persons)				170,566 (8)	5.4
(1)

From 2002 until his retirement in 2007, Mr. Burgess served as the Chairman and Chief Executive Officer of Reichert, Inc., a company engaged in the design, development, manufacture and sale of ophthalmic and analytical instruments

(2)	Messrs. Taylor and Hill are brothers‑in‑law and both are directors of Tayco Realty Corporation ("Tayco Realty"), an affiliate of the Company. Mr. Taylor is also a director of Developments.
(3)	Includes 1,307 shares held beneficially and of record by Sandi Taylor, wife of Douglas P. Taylor. As to all such shares, Mr. Taylor disclaims any beneficial ownership.
(4)	Includes 3,014 shares held beneficially and of record held by Joyce Taylor Hill, wife of Mr. Hill and sister of Douglas P. Taylor. As to all such shares, Mr. Hill disclaims any beneficial ownership.
(5)

Includes options granted to directors and officers and which have not been exercised: 25,000 shares held by Mr. Clark, 10,000 by Mr. Newman, 5,000 by Mr. Burgess, 10,000 by Mr. Hill and 15,000 by Mr. Taylor.  These options were granted pursuant to the 2005 Taylor Devices, Inc. Stock Option Plan ("2005 Plan").

(6)	Mr. Clark also serves on the board of directors of several other area corporations, including Computer Task Group Inc., which is a publicly traded company.
(7)	Mr. Newman also serves on the board of directors of M&T Bank Corporation and Rand Capital Corporation, which are publicly traded companies.
(8)	Includes options of 4,000 shares granted to Mark V. McDonough, Chief Financial Officer of the Company, which have not been exercised.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

In fiscal 2007, the Board of Directors met six times with 100% of the directors in attendance, with the exception of Mr. Burgess, who joined the Board on January 31, 2007 and attended one meeting.  All Board members traditionally attend the annual meeting, notwithstanding that the Company does not have a policy with regard to attendance.  In 2006, all Board members attended the annual meeting.

The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company.  The Executive Committee comprised of Messrs. Taylor, Hill and Newman did not meet in fiscal 2007.

The Audit Committee,comprised of Messrs. Clark, Newman and Burgess, is governed by an Audit Committee Charter which was adopted by the Board of Directors and revised on August 22, 2003.  At the January 31, 2007 Directors' meeting, the Board appointed Mr. Burgess to serve on the Company's Audit Committee and to serve as the Audit Committee financial expert.  The Audit Committee met four times in fiscal 2007 with all members in attendance, with the exception of Mr. Burgess who attended one meeting.  Messrs. Clark, Newman and Burgess are independent directors within the meaning of Rule 4350(d)(2) of the applicable NASDAQ Stock Market listing standards.

The Compensation Committee, comprised of Messrs. Clark, Newman and Burgess, reviews the compensation of the Company's executive officers and makes recommendations in that regard to the Board, as a whole.  The Committee also administers the Company's stock option plans.  The Compensation Committee met three times in fiscal 2007 with all members in attendance, with the exception of Mr. Burgess who attended one meeting.

The Nominating Committee, comprised of Messrs. Clark, Newman and Burgess, met six times in fiscal 2007 with all members in attendance, with the exception of Mr. Burgess who attended one meeting.

The Audit Committee Report

The information contained in this Audit Committee Report shall not be deemed to be soliciting material, or deemed to be filed with or incorporated by reference in filings with the U.S. Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.

As required by the terms of the Audit Committee Charter, the undersigned members of the Audit Committee have:

1.	reviewed and discussed the Company's audited financial statements with management of the Company;
2.

reviewed and discussed with the Company's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

3.

received the written disclosures and the letter from the independent accountants, as required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant, the independent accountants' independence; and

4.

Based on the foregoing, the Audit Committee has recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal 2006 for filing with the Securities and Exchange Commission ("SEC").

Respectfully submitted,

Randall L. Clark
Reginald B. Newman II
John Burgess

Nominating Committee

Nominating Committee members, Messrs. Clark, Newman and Burgess, are independent directors within the meaning of Rule 4200(a)(15) of the applicable NASDAQ Stock Market listing standards.  The Nominating Committee is governed by the terms of the Nominating Committee Charter and its Attachments (together, the "Charter") with respect to the consideration and selection of nominees, including those recommended by shareholders, proposed for election to the Board of Directors.  The Charter approved by the Board of Directors on February 9, 2005 was attached as Appendix A to the proxy statement provided to shareholders in connection with the 2005 Annual Meeting.

The Criteria and Procedures.

The Company strives to have a Board of Directors which will work diligently to promote the long-term interests of the Company and its shareholders.  To that end, the Charter sets forth certain director qualification criteria (the "Criteria") which the Nominating Committee believes are necessary for a director of the Company to possess, and provides a description of the procedures to be followed when making a recommendation as to any nominee.  So long as any individual proposed by shareholders meets the Criteria, the Nominating Committee will consider such recommendations on the same basis as other candidates.  The Criteria include integrity, reputation, judgment, knowledge, independence, experience and accomplishments, board interaction, skills and long-term commitment.  The Committee is to apply the Criteria to candidates recommended by a Nominating Committee member, other Directors and management, as well to any candidate meeting the Criteria recommended by shareholders.

The Evaluation Process.

The Charter also describes the process for identifying and evaluating nominees for director, including those nominated by shareholders.  In each instance, the Nominating Committee is to assess the Board's present and anticipated strengths and needs, based upon the Company's current and future needs.  The selection of candidates is intended to provide the Board with an appropriate balance of expertise or experience in accounting and finance, technology, management, international business outside of the United States, compensation, corporate governance, strategy, industry knowledge and general business matters.

Management's Nominees.

Messrs. Clark, Newman and Burgess recommended both Messrs. Taylor and Clark as management's proposed Class 3 Director nominees to stand for election by shareholders at this Annual Meeting.  Messrs. Clark and Newman recommended Mr. Burgess for reelection.  No candidates were proposed by shareholders.  In addition to other Criteria, any nominee recommended to fill the vacancy on the Board will be required to meet independence standards within the meaning of Rule 4350(d)(2) of the applicable NASDAQ Stock Market listing standards.

Nominees by Shareholders.

Shareholders of the Company may make their suggestions for a director nominee to the entire Board of Directors, or to any individual director, by a submission directed to the Company's Corporate Secretary's Office. The Corporate Secretary's Office will then forward the recommendation, together with all supporting documentation, to Mr. Clark, as Chairman of the Nominating Committee.  Supporting documentation must include a detailed background of the proposed candidate, and demonstrate how the candidate meets the Criteria.

Recommendations should be sent c/o The Corporate Secretary's Office, Taylor Devices, Inc., 90 Taylor Drive, P. O. Box 748, North Tonawanda, NY 14120-0748.

Director Compensation

Each member of the Board of Directors receives a fee of $2,500 for each Board meeting attended.  The Secretary or Assistant Secretary of the meeting receives an additional fee of $2,250 per meeting for secretarial services.

The Audit Committee meets independently of the Board of Directors not less than four times each year.  Each committee member receives a fee of $1,000 per meeting.  The Secretary or Assistant Secretary of the meeting receives an additional fee of $500 per meeting for secretarial services.

The Nominating Committee meets independently of the Board of Directors not less than once a year.  Each committee member receives a fee of $500 per meeting.  The Secretary or Assistant Secretary of the meeting receives an additional fee of $250 per meeting for secretarial services.

The Compensation Committee meets independently of the Board of Directors not less than twice a year.  Each committee member receives a fee of $500 per meeting.   The Secretary or Assistant Secretary of the meeting receives an additional fee of $250 per meeting for secretarial services.

Pursuant to the formula set forth in the 2005 Plan, on April 18, 2007, the fixed date of the grant, each director was granted options to purchase 5,000 shares of the Company's stock.  The exercise price on April 18, 2007 was $5.575, which was the mean between the high and low prices for a share of common stock as quoted by NASDAQ on that date.  If there is only one price quoted for the day of the grant, the fair market value shall be such price; and if no such price is quoted for the day of the grant, the fair market value shall be the previous closing price.  In the event that no previous closing price is available, then the fair market value of one share of Common Stock on the day the option is granted shall be determined by the Committee or by the Board.

Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
John Burgess	$ 4,500	None	$14,750	None	None	None	$19,250
Randall L. Clark	$23,500	None	$14,750	None	None	$750	$39,000
Reginald B. Newman II	$23,500	None	$14,750	None	None	$750	$39,000

Current Directors and Officers

For information concerning Messrs. Taylor, Hill, Clark, Newman and Burgess,see "ELECTION OF DIRECTORS  -Nominees and Directors" above.

Mark V. McDonough, (47), the Chief Financial Officer and Treasurer of the Company, joined the Company in 2003. Mr. McDonough is also the Treasurer and Chief Financial Officer of Developments and a director of Tayco Realty.  Before he joined the Company, Mr. McDonough served as Director of Finance at Saint-Gobain Technical Fabrics, Inc.  Prior to that time, he had been employed as Corporate Controller with International Motion Control, Inc.  Both are manufacturing companies in the Western New York region.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of Forms 3 and 4 furnished to the Company during the 2007 fiscal year, as well as written representations from the Company's directors and executive officers that no Form 5 was required, all reporting persons filed the required Forms on a timely basis.

Code of Ethics

On August 23, 2003, the Company adopted a Code of Ethics (the "Code") which is a compilation of written standards reasonably designed to deter wrongdoing and promote honest and ethical conduct.  Code requirements include, among others, the preparation of full, fair, timely and understandable disclosure in documents that the Company files with and submits to the Securities Exchange Commission; compliance with governmental laws, rules and regulations; prompt internal reporting of violations to the Code; and accountability for adherence to the Code.  There have been no amendments to the Code since its adoption.

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation of and stock options held by the Company's Chief Executive Officer, Executive Vice President and Chief Financial Officer.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Douglas P. Taylor Chairman, President, Chief Executive Officer	2007 2006	$200,749 $194,896	$31,392 $ 691	None None	$14,750 $27,350	None None	None None	$34,500 (1) $36,799 (2)	$281,391 $259,736
Richard G. Hill Executive Vice President	2007 2006	$157,969 $153,182	$24,775 $ 461	None None	$14,750 $27,350	None None	None None	$32,500 (3) $27,322 (4)	$229,994 $208,315
Mark V. McDonough Chief Financial Officer	2007 2006	$114,831 $105,404	$16,131 $ 49	None None	$6,820 $5,620	None None	None None	$17,500 $14,092	$155,282 $125,165
(1)	Includes $19,500 for fees Mr. Taylor earned as a Director in fiscal year 2007.
(2)	Includes $10,000 for fees Mr. Taylor earned as a Director in fiscal year 2006.
(3)	Includes $17,500 for fees Mr. Hill earned as a Director in fiscal year 2007.
(4)	Includes $10,000 for fees Mr. Hill earned as a Director in fiscal year 2006.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Douglas P. Taylor	5,000 5,000 5,000	None	None	$2.875 $5.885 $5.575	4/18/15 4/18/16 4/18/17	None	None	None	None
Richard G. Hill	5,000 5,000	None	None	$5.885 $5.575	4/18/16 4/18/17	None	None	None	None
Mark V. McDonough	2,000 2,000	None	None	$3.03 $6.17	8/02/15 8/02/16	None	None	None	None

Equity Compensation Plan Information

The following table sets forth information regarding equity compensation plans of the Company as of May 31, 2007.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
1998 Stock Option Plan 2001 Stock Option Plan 2005 Stock Option Plan	10,000 25,000 52,500	$4.50 $4.20 $5.81	- - 87,500
Equity compensation plans not approved by security holders
2004Employee Stock Purchase Plan (1)	-	-	246,512
Total	87,500	-	334,012

(1)

The Company's 2004 Employee Stock Purchase Plan (the "Employee Plan") permits eligible employees to purchase shares of the Company's common stock at fair market value through payroll deductions and without brokers' fees.  Such purchases are without any contribution on the part of the Company.  As of May 31, 2007, 246,512 shares were available for issuance.

Employment Agreements

As of December 1, 2000, Messrs. Taylor and Hill (each, an "Executive") entered into Employment Agreements with the Company (together, the "Agreements").  The Agreements, by their terms, expire on December 31, 2009.  The Board of Directors can agree to renew the term.  Under the Agreements, Messrs. Taylor and Hill are entitled to receive base salaries of not less than $174,000 per year and $138,000, respectively, together with such employee benefits and perquisites as were available to them immediately prior to December 1, 2000.  Should the Executive voluntarily resign, the Company may, in the discretion of the Board, pay the Executive a severance payment which the Board may determine at the time.  The Company retains the right to terminate each Executive for "Cause", without compensation.  "Cause" is defined to include personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, or willful material breach of the Agreement.  If the Company terminates either Executive without cause, or if either Executive resigns because the Company has failed to appoint him to the office he currently holds, or makes any material change in his functions, duties, or responsibilities, then the terminated Executive is entitled to a payment equal to the greater of the payments due him for the remaining term or 1.2 times the average of his three preceding years' cash compensation plus contributions to employee benefit plans.  In the event of a "Change of Control," as defined in the Agreements, followed by termination of the Executive's employment, the Company has agreed to pay each Executive a sum equal to the greater of the payments due him for the remaining term, or 2.99 times the average of the five preceding years' cash compensation plus contributions to employee benefit plans.  If an Executive voluntary terminates his employment when there has not been a Change in Control, then the Agreements provide that the Executive will not compete with the Company for a period of one year in any city, town or county where the Company's principal office is located.

Indemnification Insurance for Directors and Officers

On August ___, 2007, the Company purchased a director and officer indemnification insurance policy written by the ______________________ through the ____________________.  The renewal was for a one‑year period at an annual premium of $________.  The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of his conduct in such capacities.  No payments or claims for indemnification or expenses have been made under any directors and officers' insurance policies purchased by the Company.

The Company has entered into Indemnity Agreements with its directors and certain officers.  Although the New York Business Corporation Law (the "BCL") and the By-laws authorize the Company to indemnify directors and officers, they do not require the directors and officers to be indemnified during the pendency of litigation or specify the times at which the Company is obligated to reimburse an indemnified person for expenses.  The Indemnity Agreements provide that the Company will advance litigation expenses to the person indemnified while the action is pending, upon the indemnified person's assurance (as required by the BCL) that the advance will be returned if the indemnified person is ultimately found not to be entitled to it.

INDEMNIFICATION AGREEMENTS

                The Board of Directors has approved, and recommends for the approval and ratification by the shareholders, Indemnification Agreements in substantially the form annexed to this Proxy Statement as Exhibit A.  Any description of the Indemnification Agreement appearing below is qualified in its entirety by reference to Exhibit A, and shareholders should carefully review Exhibit A before casting their votes for this action Item 2.

                The Board has approved and is recommending to the shareholders the proposed form of Indemnification Agreements in order to attract and retain independent Directors by providing Directors with the best available protection from financial loss for their service to the Company, subject, however, to the right of a majority of disinterested Board members to determine in some cases that indemnification should not be made by the Company.

DISCUSSION OF TERMS OF INDEMNIFICATION AGREEMENT

Extent of Indemnification

                Under Sections 3 ("Indemnification") and 6 ("Additional Indemnification"), the Company agrees to indemnify the Director against all Losses (as defined in the Indemnification Agreement) in connection with any threatened, pending or completed Proceeding (as defined) by reason of the Director's Corporate Status (also as defined); but only if the Director acted in good faith for a purpose which the Director reasonably believed to be in the best interests of the Company.  If the Director incurs Losses from serving at the request of the Company as a director, officer, employee, partner, trustee, agent of fiduciary of another entity, Section 3 requires that the Director shall have acted in good faith for a purpose which the Director reasonably believed not to be opposed to the best interests of the Company.  In the event that the Proceeding is a criminal action, the Director must have had no reasonable cause to believe that his or her conduct was unlawful.

                The Indemnification Agreement broadly defines "Proceeding" as including any threatened, pending or completed action, suit, or proceeding, whether brought in the right of the Company or otherwise, and whether of a civil, criminal or administrative nature.  The Director must be a party to the Proceeding or the reason for the Director's involvement must be action on the Director's part in connection with the Director's Corporate Status.  "Corporate Status" means that the Director was a director, officer, employee, agent or fiduciary of the Company or of any corporation or other entity, including an employee benefit plan, where the Director was serving at the request of the Company as a director, officer, employee, partner, trustee, agent or fiduciary.  "Losses" include judgments, costs, and fines, including any excise tax assessed with respect an employee benefit plan, and amounts paid in settlement; reasonable attorneys' fees and litigation expenses, including litigation expenses to enforce the Director's rights under the Indemnification Agreement.

                In case of a Proceeding by or in the right of the Company, indemnification can be made only to the extent that the court where the Proceeding was brought determines that, in view of all circumstances, the Director is fairly and reasonably entitled to indemnity to the extent that the court deems proper.  The Director, however, will be entitled to advancement of expenses as provided in Section 8 of the Indemnification Agreement.

                The Indemnification Agreements will apply to claims asserted after the dates they are entered into, whether the acts or omissions from which such claims arise occurred before or after such date.  Hence, by their terms, the Agreements function retroactively.  The Board of Directors is not aware of any Proceedings currently pending or threatened against any director or officer of the Company.

Exceptions to Indemnification

                The Company will not be responsible for making any indemnity payment:  (a) to the extent payment is made under an insurance policy; (b) if a final judgment or other adjudication adverse to the Director establishes that the Director committed acts in bad faith or active and deliberate dishonesty and the acts were material to the cause of action, or that the Director personally gained in fact a financial profit or other advantage to which he was not legally entitled; (c) if a Director is required to disgorge any profits made under a "short-swing" purchase and sale of the Company's securities covered by Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"); (d) for any reimbursement to the Company required by the Exchange Act from the Director of any bonus or other incentive-based or equity-based compensation or of any profits realized by the Director from the sale of securities of the Company, (e) for any Proceeding initiated by a Director, unless a majority of "Disinterested Directors" authorized the Proceeding; or (f) to the extent that a majority of Disinterested Directors determines by resolution that indemnification should not by made by the Company.  In the Indemnification Agreements, a "Disinterested Director" is defined as a Director who is not and was not a party to the Proceeding for which indemnification is being sought.

Advancement and Repayment of Expenses

                Under Section 8 ("Advances of Expenses"), the Company agrees to advance funds, within 30 days of receiving a request for the advances, for litigation expenses incurred, or reasonably expected to be incurred, by the Director during the following six months.    Advances are unsecured, interest-free, and made without regard to the Director's ability to repay.  By signing the Indemnification Agreement, the Director promises to repay the advances to the extent that it may ultimately be determined by that the Director is not entitled to indemnification.

Other Provisions

                Section 13 ("Non-exclusivity; Survival of Rights; Insurance; Subrogation") states that indemnification and advancement of expenses under the Indemnification Agreement is not exclusive of any other rights of the Director may have under applicable law, the Company's Certificate of Incorporation or By-laws, under a shareholders' vote or a directors resolution, or otherwise.  In addition, if the Indemnification Agreement is amended or if the Director ceases to be a Director, the Director will still be protected with respect to an action taken or omitted while the Indemnification Agreement, in its present form, is in effect.

Previously Approved Agreements

                Each of the current Directors is a party to an Indemnity Agreement with the Company, providing benefits similar to the proposed Indemnification Agreements.  The existing Indemnity Agreements are in the form approved by vote of the shareholders at the Annual Meeting of Company shareholders on November 8, 1996.  If the proposed Indemnification Agreements are approved by the shareholders, then the Company will enter into Indemnification Agreements with current Directors and the Company, and the existing Indemnity Agreements with such Directors will be terminated.  If the proposed Indemnification Agreements are approved by the shareholders, only the proposed form of Indemnification Agreements will be entered into.

Differences from previously approved form of Indemnity Agreement

                Unlike the previously approved Indemnity Agreements, under the proposed Indemnification Agreements that are being submitted for shareholder approval at this meeting:

                (a)                A majority of Disinterested Directors may determine by resolution that indemnification shall not be made by the Company.  If, however, a Director is successful in the defense of a Proceeding, the Director is entitled under the New York Business Corporation Law to indemnification, notwithstanding this provision in the proposed Indemnification Agreements.

                (b)                In order to qualify for advancement of expenses, the Director is required to cooperate fully with the Company by being available for all interviews in connection with any Proceeding that the Company may reasonably request.  If a Director is convicted of a felony in a Proceeding, including by plea of guilty or nolo contendere, then the Company is not obligated to advance expenses further with respect to such Proceeding.

                If the proposed form of Indemnification Agreements is not approved by the shareholders, then the Company will continue to use the previously approved form of Indemnity Agreement.

Shareholder Approval

                The Board of Directors seeks shareholder approval for the proposed form of Indemnification Agreement because all Directors potentially benefit, and because such approval should make any challenge as to the legality of the Agreement more difficult.  If shareholder approval is not obtained, the Company will not enter into Indemnification Agreements with any future Director and the present form of Indemnity Agreements will remain in effect and continue to be used as a form.

                Management proposes that shareholders vote FOR approval and ratification of the following Resolution and related form of Indemnification Agreement:

                RESOLVED, that the form of Indemnification Agreement to be entered into between the Company and each member of the Board of Directors in the form attached to this Proxy Statement as Exhibit A ("Indemnification Agreement") is hereby approved; and it is further

                RESOLVED, the Company be and hereby is authorized to enter into Indemnification Agreements with Directors [and such officers of the Company as may be approved by the Board of Directors, upon recommendation of the President]; and it is further

                RESOLVED, that the Company be and hereby is authorized to amend the Indemnification Agreement from time to time, as the Board of Directors, in its sole discretion, deems appropriate and as being in the best interests of the Company and its shareholders, subject to such amendment or amendments being in compliance with all applicable law.

                The affirmative vote of the holders of the majority of the shares present and voting at the Annual Meeting is required to approve and ratify the foregoing Resolution and Indemnification Agreements.

EMPLOYEE STOCK PURCHASE PLAN

The Company adopted an Employee Stock Purchase Plan in 2004.  As of September 25, 2007, there are 246,512 shares available for sale to qualified employees.   The Company also provides a 401(k) plan.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

In addition to property leased from the Niagara County Industrial Developments Agency pursuant to the industrial revenue bond issued in 1994, the Company also leases portions of both the building and the property on which it is located from Tayco Realty.  Pursuant to the Lease Agreement between the Company and Tayco Realty, rental payments from June 1, 2006 to May 31, 2007 totaled $159,600.  The Lease Agreement, which contains standard terms and conditions, was renewed on November 1, 2005 for a term of ten years.  Annual rentals are renegotiated by management of the two companies.  The total rent paid by the Company is determined by a base rate, subject to adjustment for increases in taxes, maintenance costs and for utilization of additional space by the Company.  The Company also pays for certain expenses incurred for the operation of the facilities.

Pursuant to the Lease Agreement dated July 1, 2000 between the Company and Developments, the Company, which leases the parcel from Tayco Realty, sub-leases approximately 800 square feet of office and research and development space located at 100 Taylor Drive, North Tonawanda, to Developments at a base annual rental of $12,000.  The rate of any rental increase may not exceed 10% annually and may be waived by both parties in writing.  The sublease automatically renews on each anniversary of its commencement date, unless either party gives three months' written notice to the other of termination.  The sublease provides that on April 1 of each year, management of both companies will review the agreement to determine possible increases for expenses due to increased taxes, maintenance costs, or for additional space utilized by Developments.  In fiscal 2007, the Company received total rental payments of $12,000 from Developments.

Under a License Agreement ("License Agreement") dated November 1, 1959, between the Company and Developments, an affiliate of the Company, the Company was granted preferential rights to market, in the United States and Canada, all existing and future inventions and patents developed by Developments. The term of this License Agreement is the life of the last-to-expire patent on which the Company is paying royalties, which is the year 2021.  During the life of each patent, the Company records a royalty payable to Developments, equal to five percent of sales value of patented items sold and shipped.  The Company incurred royalty charges from Developments of $92,000 and $97,000 in the years ended May 31, 2007 and 2006, respectively.  Under the License Agreement, payments of royalties are required to be made quarterly.  Royalty payments are current.

The License Agreement also provides for Developments to pay the Company 10% of the gross royalties received from third parties who are permitted to make, use and sell machinery and equipment under patents not subject to the License Agreement, as well as on apparatus and equipment subject to the License Agreement but modified by the Company, with rights to such modification having been assigned to Developments.  No royalties were owed to the Company in the years ended May 31, 2007 and 2007.  Royalties, if any, are paid quarterly.

Although the Company and Developments share common management and a close business relationship, as separate corporations responsible to their own shareholders, interests may diverge regarding development and licensing of future inventions and patents.  In that case, Developments would be permitted to license future inventions and patents to parties other than the Company, rendering the Company's option on future inventions and patents under its License Agreement only minimally beneficial.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company approves all professional services, including tax related services, provided to the Company by Lumsden & McCormick, LLP.  With regard to "Audit and Audit-Related" services, the Committee reviews the annual audit plan and approves the estimated audit budget in advance.  The aggregate fees billed by Lumsden & McCormick, LLP for professional services to the Company were $72,500 and $76,200 for the fiscal years ended May 31, 2007 and 2006.

Audit Fees

The aggregate fees billed by Lumsden & McCormick, LLP for professional services rendered in connection with the audit of the Company's annual financial statements, the review of the Company's quarterly financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements were $67,500 and $66,500 for the fiscal years ended May 31, 2007 and 2006.

Audit-Related Fees

The aggregate fees billed by Lumsden & McCormick, LLP for professional assurance and related services reasonably related to the performance of the audit of the Company's financial statements, but not included under Audit Fees, were zero and $3,900 for the fiscal years ended May 31, 2007 and 20056.

Tax Fees

The aggregate fees billed by Lumsden & McCormick, LLP for professional services for tax compliance, tax advice and tax planning were $5,000 and $5,800 for the fiscal years ended May 31, 2007 and 2006.

All Other Fees

None.

Pre-approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor.  The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services.  Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

SHAREHOLDER COMMUNICATIONS AND PROPOSALS

Although the Board of Directors does not have a formal procedure for shareholders to send communications to the Board of Directors, a shareholder may communicate with the Company at its website at www.taylordevices.com/Investors.htm.  The Company will relay communications to specified individual directors if an express request to do so is included in the shareholder communication.

Procedures for a nomination by a shareholder for election as a director are described under "Nominees by Shareholders" on page 9 of this Proxy Statement.

Proposals of shareholders intended to be presented to the year 2008 Annual Meeting of Shareholders must be received by the Secretary of the Company prior to June 1, 2008 for inclusion in the Proxy Statement and form of proxy.  Shareholders wishing to propose a matter for consideration at the 2008 Annual Meeting of Shareholders must follow certain specified advance notice procedures set forth in the Company's By‑Laws, a copy of which is available upon written request to: Reginald B. Newman II, Secretary, Taylor Devices, Inc., 90 Taylor Drive, P.O. Box 748, North Tonawanda, New York 14120‑0748.

The By‑Laws designate procedures for the calling and conduct of a meeting of shareholders, including, but not limited to, specifying who may call the meeting, what business may be conducted, the procedures with respect to the making of shareholder proposals, and the procedures and requirements for shareholder nomination of directors.

The Company will provide without charge, on the written request of any person from whom a proxy is solicited, on the written request of such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2007.  A written request should be addressed to Kathleen A. Nicosia, Shareholder Relations Manager, 90 Taylor Drive, North Tonawanda, New York 14120-0748.

FINANCIAL STATEMENTS

The financial statements of the Company are contained in the Company's 2007 Annual Report which accompanies this Proxy Statement.

OTHER MATTERS

Voting

Under the Business Corporation Law of New York ("BCL") and the Company's By‑Laws, the presence, in person or by proxy, of a majority of the outstanding common shares is necessary to constitute a quorum of the shareholders to take action at the Annual Meeting.  The shares which are present or represented by a proxy will be counted for quorum purposes regardless of whether or not a broker with discretionary authority fails to exercise discretionary voting authority with respect to any particular matter.

Directors standing for election must be elected by a plurality of votes cast at the Annual Meeting and elected to their class terms.  Approval of the form of Indemnification Agreement and "Other Business," if properly brought before the meeting, must be adopted by a majority of affirmative votes cast at the meeting.

For voting purposes, all proxies marked "for", "against", "abstain", or "withhold authority" will be counted in accordance with such instruction as to each item.  In no event will an abstention be counted as a vote cast.  No broker non‑votes will be counted for any item.

Expenses

The expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and accompanying material, will be borne by the Company.  The Company has retained the services of Regan & Associates, Inc. to assist in the solicitation of proxies under a contract providing for payment of $5,250, plus reimbursement of reasonable out‑of‑pocket expenses.  In addition to solicitations by mail, Regan & Associates, Inc. and regular employees of the Company may solicit proxies in person, by mail or by telephone, but no employee of the Company will receive any compensation for solicitation activities in addition to his or her regular compensation.  Expenses may also include the charges and expenses of brokerage houses, nominees, custodians and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares.

The Board of Directors knows of no other matters to be voted upon at the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.

By Order of the Board of Directors
/s/ Reginald B. Newman II
Reginald B. Newman II
Dated:	September 27, 2007	Secretary
North Tonawanda, New York

Appendix A

INDEMNIFICATION AGREEMENT

                This Indemnification Agreement (this "Agreement") is made as of ____________ 2007, by and between Taylor Devices, Inc., a New York corporation (the "Corporation"), and ____________________, a director of the Corporation ("Director").

R E C I TA L S:

                WHEREAS, candidates highly qualified for service on the boards of directors of publicly‑held corporations have become increasingly reluctant to serve in that capacity or in other related capacities unless they are provided with strong protection through indemnification and insurance against the substantial and escalating risks of, and potential liability from, claims and actions arising out of their service to and activities on behalf of such corporations, which risks, absent such adequate protection, would far outweigh the compensation and other benefits to such persons of serving as directors;

                WHEREAS, although the Board of Directors of the Corporation (the "Board") has determined that, in order to attract and retain such persons to serve on the Board, the Corporation will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving on the Board and in other related capacities from certain liabilities, the Board recognizes that such insurance may be available to it in the future only at higher premiums and with more exclusions from coverage, which reduce the value of such insurance to directors and increase the importance of indemnification by the Corporation to protect directors against such liabilities;

                WHEREAS, it is essential for the Corporation to be able to attract and retain the most capable persons available to serve on the Board, and the uncertainties relating to such insurance and indemnification has increased the difficulty of attracting and retaining such persons;

                WHEREAS, in order to induce the most qualified persons to serve and continue to serve as directors of the Corporation, the Corporation desires to provide directors with specific contractual assurance of their rights to full indemnification against litigation risks and expenses associated with their service as a director of the Corporation and in other related capacities regardless of, among other things, any amendment to or revocation of the Corporation's Certificate of Incorporation or By-laws or any changes of the ownership of the Corporation or in the composition of the Board;

                WHEREAS, the Corporation intends that this Agreement will provide Director with greater protection than that which is provided by the Corporation's Certificate of Incorporation and By-laws, and that this Agreement shall supplement and be in furtherance of the By‑laws of the Corporation and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Director thereunder; and

                WHEREAS, Director is relying upon the rights afforded under this Agreement in deciding to begin serving or to continue to serve as director of the Corporation;

                NOW, THEREFORE, in consideration of the premises and covenants contained herein, and in order to induce Director to serve or to continue to serve as a director of the Corporation and in consideration of Director's so serving, the Corporation and Director do hereby covenant and agree as follows:

                Section 1.             Services to the Corporation.  Director agrees to serve as a director of the Corporation and may serve as a director, officer, employee, agent or fiduciary of one or more Covered Entities (as defined below).  Director may at any time and for any reason resign from any such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Corporation shall have no obligation under this Agreement to continue Director in any such position.  This Agreement shall not be deemed an employment contract between Director and the Corporation (or any Covered Entity).  The foregoing notwithstanding, this Agreement shall continue in force after Director has ceased to serve as a director of the Corporation or otherwise ceased to have Corporate Status (as defined below).

                Section 2.                Definitions.  As used in this Agreement:

                            (a) A "Change in Control" shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:

                                                (i)                Acquisition of Stock by Third Party.  (A) Unless explicitly approved by the Incumbent Board (as defined below), there shall occur an event described in Section 11(a)(ii) of the Rights Agreement dated as of October 5, 1998 between the Corporation and Regan & Associates, Inc., as Rights Agent, as the same may from time to time be amended or extended (the "Rights Agreement"); or (B) if the Rights Agreement is not in effect, any Person (as defined below), not specifically approved by the Incumbent Board, is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities;

                                                (ii)                Change in Board of Directors.  A change in the composition of the Board of Directors of the Corporation such that the individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (such Board of Directors shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Corporation; provided, however, for purposes of this clause (ii), any individual who becomes a member of the Board of Directors of the Corporation subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Nominating Committee of the Board of Directors of the Corporation and who were also elected to the Nominating Committee by members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a‑11 of Regulation 14A promulgated under the Exchange Act, as hereinafter defined) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Corporation shall not be so considered as a member of the Incumbent Board;

                                                (iii)                Corporate Transactions.  The effective date of a merger or consolidation of the Corporation with any other entity, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity;

                                                (iv)                Liquidation.  Unless the liquidation is explicitly approved by the Incumbent Board, the approval by the shareholders of the Corporation of a complete liquidation of the Corporation (or a plan therefor), or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets; and

                                                (v)                Other Events.  Unless the event is explicitly approved by the Incumbent Board, there occurs any event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or a response to any similar item on any similar schedule or form) promulgated under the Exchange Act, as hereinafter defined, regardless of whether the Corporation is then subject to such reporting requirement.

                                                In this Section 2(a), the following items shall have the following meanings:

                                                                (A)                "Person" shall have the meaning as set forth in Sections 13(d) and 14(d) of the Exchange Act and, for greater clarity, shall include, without limitation, any entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act; provided, however, that Person shall exclude (i) the Corporation, (ii) Tayco Developments, Inc., (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, and (iv) any corporation owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

                                                                (B)                "Beneficial Owner" shall have the meaning given to such term in Rule 13d‑3 under the Exchange Act; provided, however, that Beneficial Owner shall exclude any Person otherwise becoming a Beneficial Owner by reason of the shareholders of the Corporation approving a merger of the Corporation with another entity.

                                (b)                "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Corporation or any Covered Entity.

                                (c)                "Covered Entity" shall mean the Corporation and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other entity or enterprise (as well as any domestic or foreign predecessor entity of each such entity in a merger, consolidation or other transaction) of which Director is, was or may be deemed to be serving at the request of the Corporation as a director, officer, employee, partner (limited or general), trustee, agent or fiduciary.  References to "serving at the request of the Corporation" shall include any service as a director, officer, employee, partner (limited or general), trustee, agent or fiduciary of a Covered Entity which imposes duties on, or involves services by, such director, officer, employee, partner (limited or general), trustee, agent or fiduciary with respect to an employee benefit plan, its participants or beneficiaries.

                                (d)                "Disinterested Director" means a director of the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is sought by Director.

                                (e)                "Disqualifying Conduct" means (i) acts were committed by Director in bad faith or were the result of active and deliberate dishonesty by Director and were material to the cause of action, or (ii) that Director personally gained in fact a financial profit or other advantage to which he was not legally entitled.

                                (f)                "Exchange Act" shall mean the Securities Exchange Act of 1934.

                                (g)                "Expenses" shall include all reasonable attorneys' fees, retainers, court and arbitration costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, scanning and data processing charges, electronic legal research and other database charges, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding.  Expenses also shall include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, and (ii) for purposes of Section 12(d) only, Expenses incurred by Director in connection with the interpretation, enforcement or defense of Director's rights under this Agreement, by litigation or otherwise.  Expenses, however, shall not include amounts paid in settlement by Director or the amount of judgments or fines (including any excise tax assessed with respect to any employee benefit plan) against Director.

                                (h)                "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and that neither presently is, nor in the past five years has been, retained to represent any of the following:  (i) the Corporation or Director in any matter material to either such party (other than with respect to matters concerning Director under this Agreement, or of other Directors under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Director in an action to determine Director's rights under this Agreement.  The Corporation agrees to pay the reasonable fees and expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                                (i)                "Losses" means Expenses, judgments, costs, fines (including any excise tax assessed with respect to any employee benefit plan) and amounts paid in settlement actually incurred by Director (net of any related insurance proceeds or other indemnification payments received by Director or paid on Director's behalf as described in Section 7(a)).

                                (j)                "NYBCL" means the New York Business Corporation Law, chapter 4 of the Consolidated Laws of the State of New York, as the same may be from time to time in effect, as interpreted by the publicly available decisions of courts of competent jurisdiction regarding the provisions thereof.

                                (k)                "Proceeding" shall include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or complete proceeding, whether brought in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Director was, is or may be involved as a party or otherwise by reason of Director's Corporate Status or by reason of any action taken by him or of any action on his part in connection with Director's Corporate Status, in each case regardless of whether Director retains Corporate Status at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.  However, a "Proceeding" does not include an action, suit or proceeding initiated by Director to enforce his rights under this Agreement.

                Section 3.                Indemnification.

                                (a) The Corporation shall indemnify Director and hold Director harmless against any and all Losses in connection with any present or future threatened, pending or completed Proceeding, other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor, based upon arising from, relating to, or by reason of Director's Corporate Status; but only if Director acted, in good faith, for a purpose which Director reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that Director's conduct was unlawful.

                                (b) The termination of any such Proceeding  by judgment, settlement, conviction or upon a plea of nolo contendere, or  its equivalent, shall not in itself create a presumption that Director did not act, in good faith, for a purpose which Director reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation or that Director had reasonable cause to believe that Director's conduct was unlawful.

                                (c) The Corporation shall indemnify Director and hold Director harmless against any and all Losses in connection with any present or future threatened, pending or completed Proceeding by or in the right of the Corporation to procure a judgment in its favor, based upon arising from, relating to, or by reason of Director's Corporate Status; but only if Director acted, in good faith, for a purpose which Director reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and provided that no indemnification under this Section 3(c) shall be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which Director shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the Proceeding was brought, or, if no Proceeding was  brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, Director is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

                                (d) No indemnification pursuant to this Section 3 shall be made to Director or on Director's behalf with respect to a Proceeding if a final judgment or other final adjudication adverse to Director establishes that Director engaged in Disqualifying Conduct with respect to the claims, issues and matters in such Proceeding.

                Section 4.                Indemnification for Expenses of a Party Who is Wholly or Partly Successful.  To the fullest extent permitted by applicable law and to extent that Director is a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding or in the defense of any claim, issue or matter therein, in whole or in part, the Corporation shall indemnify Director against all Expenses actually and reasonably incurred by him in connection therewith.  If Director is not wholly successful in such Proceeding, the Corporation also shall indemnify Director against all Expenses reasonably incurred in connection with each successfully resolved claim, issue or matter and each claim, issue, or matter related to each successfully resolved claim, issue or matter.  For purposes of this Section 4 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

                Section 5.                Indemnification For Expenses of a Witness.  To the fullest extent permitted by applicable law and to the extent that Director is, by reason of his Corporate Status, a witness in any Proceeding to which Director is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

                Section 6.                Additional Indemnification.

                                (a)                The Corporation shall indemnify Director to the fullest extent permitted by applicable law if Director is a party to or threatened to be made a party to any Proceeding (including a Proceeding by or in the right of the Corporation to procure a judgment in its favor) against all Losses of Director in connection with the Proceeding.

                                (b)                For purposes of this Agreement, the meaning of the phrase "to the fullest extent permitted by applicable law" shall include the following:

                                                (i)                to the fullest extent permitted by the provision of the NYBCL that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the NYBCL; and

                                                (ii)                to the fullest extent authorized or permitted by any amendments to or replacements of the NYBCL adopted after the date o f this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

                Section 7.                Exclusions.  The Corporation shall not be obligated under Sections 3 through 6 of this Agreement to make any indemnity or advance in connection with any claim made against Director:

                                (a)                for which payment has actually been made to or for the account of Director under any insurance policy, other indemnity provision, contract or agreement, except with respect to any excess beyond the amount paid to Director under any insurance policy, other indemnity provision, contract or agreement;

                                (b)                for (i) an accounting of profits made from the purchase and sale (or sale and purchase) by Director of securities of the Corporation that did, in fact, violate Section 16(b) of the Exchange Act, or (ii) any reimbursement of the Corporation, required under the Exchange Act, by Director of any bonus or other incentive‑based or equity‑based compensation or of any profits realized by Director from the sale of securities of the Corporation;

                                (c)                except as otherwise provided in Section 12(d) of this Agreement, in connection with any Proceeding (or any part of any Proceeding) initiated by Director, including any Proceeding (or any part of any Proceeding) initiated by Director against the Corporation or its directors, officers, employees or other Directors, unless (i) a majority of the Disinterested Directors authorized the Proceeding (or any part of any Proceeding) prior to its initiation, or (ii) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law;

                                (d)                in the event that the Corporation is advised, in a written opinion of its regular outside legal counsel, that the Corporation's performance of any provision of this Agreement would violate Section 13(k) of the Exchange Act, then the parties agree to revise and replace such provision in a manner that will result in a new provision that does not violate such provision and the legal effect of which comes as close as possible to what the parties had intended to achieve with the original provision; or

                                (e)                to the extent that a majority of Disinterested Directors shall affirmatively determine by resolution that indemnification should not be made by the Corporation.

                Section 8.                Advances of Expenses.  The Corporation shall advance, to the extent not prohibited by law, the Expenses incurred by Director (or reasonably expected to be incurred by Director during the six months following any such request) in connection with any Proceeding, and such advancement shall be made within 30 days after the receipt by the Corporation of a statement or statements requesting such advances from time to time, whether prior to or after final disposition of any Proceeding.  Advances shall be unsecured and interest free.  Advances shall be made without regard to Director's ability to repay the amounts advanced and without regard to Director's ultimate entitlement to indemnification under the other provisions of this Agreement.  Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Corporation to support the advances claimed.  The Director shall qualify for advances upon the execution and delivery to the Corporation of this Agreement, which shall constitute an undertaking providing that Director undertakes to repay the advance to the extent that it is ultimately determined that Director is not entitled to be indemnified by the Corporation.  In addition, to qualify for advancement, Director shall cooperate fully with the Corporation with respect to any Proceeding by being available for all interviews that the Corporation may reasonably request.

                This Section 8 shall not apply to any claim made by Director for which indemnity is excluded pursuant to Section 7.

                If, in a Proceeding, Director shall be convicted of a felony, including by plea of guilty or nolo contendere, then thereafter the Corporation shall not be obligated to advance Expenses to Director with respect to such Proceeding.

                Section 9.                Procedure for Notification and Defense of Claim.

                                (a)                Director shall notify the Corporation in writing of any matter with respect to which Director intends to seek indemnification or advancement of Expenses hereunder as soon as reasonably practicable following the receipt by Director of written notice thereof.  The written notification to the Corporation shall include a description of the nature of the Proceeding and the facts underlying the Proceeding.  To obtain indemnification under this Agreement, Director shall submit to the Corporation a request, including therein or therewith such documentation and information as is reasonably available to Director and is reasonably necessary to determine whether and to what extent Director is entitled to indemnification following the final disposition of such action, suit or proceeding.  The omission by Director to notify the Corporation hereunder will not relieve the Corporation from any liability which it may have to Director hereunder or otherwise than under this Agreement, and any delay in so notifying the Corporation shall not constitute a waiver by Director of any rights under this Agreement.  The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Director has requested indemnification.

                                (b)                The Corporation will be entitled to participate in the Proceeding at its own expense.

                Section 10.                Procedure Upon Application for Indemnification.

                                (a)                Upon written request by Director for indemnification pursuant to the first sentence of Section 9(a), a determination, if required by applicable law or this Agreement, with respect to Director's entitlement thereto shall be made in the specific case:

                                                (i)                if a Change in Control shall have occurred, by Independent Counsel selected in accordance with Section 10(b) in a written opinion to the Board, a copy of which shall be delivered to Director; or

                                                (ii)                if a Change in Control shall not have occurred, in the following manner:

                                                                (A) by the Board acting by a quorum of Disinterested Directors; or

                                                                (B)                if such a quorum is not obtainable or, even if obtainable, a quorum of Disinterested Directors so directs, (x) by the Board upon the opinion in writing of Independent Counsel selected in accordance with Section 10(b), or (y) by the shareholders of the Corporation.

If it is so determined that Director is entitled to indemnification, payment to Director shall be made within ten days after such determination.  Director shall cooperate with the person, persons or entity making such determination with respect to Director's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Director and reasonably necessary to such determination.  Any costs or expenses (including attorneys' fees and disbursements) incurred by Director in so cooperating with the person, persons or entity making such determination shall be borne by the Corporation (irrespective of the determination as to Director's entitlement to indemnification) and the Corporation hereby indemnifies and agrees to hold Director harmless therefrom.

                                (b)                In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(a) hereof, the Independent Counsel shall be selected as provided in this Section 10(b).  If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Board, and the Corporation shall give written notice to Director advising him of the identity of the Independent Counsel so selected.  If a Change in Control shall have occurred, the Independent Counsel shall be selected by Director (unless Director shall request that such selection be make by the Board, in which event the preceding sentence shall apply), and Director shall give written notice to the Corporation advising it of the identity of the Independent Counsel so selected.  In either event, Director or the Corporation, as the case may be, may, within ten days after such written notice of selection shall have been given, deliver to the Corporation or to Director, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 2, and the objection shall set forth with particularity the factual basis of such assertion.  Absent a proper and timely objection, the person so selected shall act as Independent Counsel.  If such written objection is so made, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court or an arbitrator has determined that such objection is without merit.  If, within 20 days after the later of submission by Director of a written request for indemnification pursuant to Section 10(a) hereof and the final disposition of the Proceeding, no Independent Counsel shall have been selected and not objected to, either the Corporation or Director may petition a court of competent jurisdiction or commence an arbitration before a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association for resolution of any objection that shall have been made by the Corporation or Director to the other's selection of Independent Counsel or for the appointment as Independent Counsel of a person selected by such court or arbitrator or by such other person as such court to arbitrator shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 10(a) hereof.  Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 12(a), Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

                Section 11.                Presumptions and Effect of Certain Proceedings.

                                (a)                In making a determination with respect to entitlement to indemnification hereunder, the person or entity making such determination shall, to the fullest extent permitted by law, presume that Director is entitled to indemnification under this Agreement if Director has submitted a request for indemnification in accordance with Section 9(a), and the Corporation shall, to the fullest extent permitted by law, have the burden of proof, by clear and convincing evidence, to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.  Neither the failure of the Corporation (including by its directors or Independent Counsel) to have made a determination prior to the commencement of any action or arbitration pursuant to this Agreement that indemnification is proper in the circumstances because indemnification of Director is not barred pursuant to the provisions of this Agreement or otherwise, nor an actual determination by the Corporation (including by its directors or Independent Counsel) that indemnification of Director is barred pursuant to the provisions of this Agreement or otherwise, shall be a defense to such action or arbitration or create a presumption that Director is not entitled to indemnification.  The termination of any Proceeding or any claim, issue or matter therein by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Director engaged in Disqualifying Conduct.

                                (b)                Subject to Section 12(e), if the person, persons or entity empowered or selected under Section 11 to determine whether Director is entitled to indemnification shall not have made a determination within 60 days (or 30 days if the request was for an advance) after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall, to the fullest extent permitted by law, be deemed to have been made and Director shall be entitled to such indemnification, absent (i) a misstatement by Director of a material fact, or an omission of a material fact necessary to make Director's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60‑day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation or information relating thereto; and provided, further, that the foregoing provisions of this Section 11(b) shall not apply (i) if the determination of entitlement to indemnification is to be made by the shareholders pursuant to Section 10(a) and if (A) within 15 days after receipt by the Corporation of the request for such determination the Board of Directors has resolved to submit such determination to the shareholders for their consideration at an annual meeting thereof to be held within 75 days after such receipt and such determination is made thereat, or (B) a special meeting of shareholders is called within 15 days after such receipt for the purpose of making such determination, such meeting is held for such purpose within 60 days after having been so called and such determination is made thereat, or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(a).

                                (c)                For purposes of any determination of whether Director acted in bad faith, Director shall be deemed to have acted in good faith if Director acted in reliance on the records or books of account of a Covered Entity, including financial statements, or on information supplied to Director by the officers of a Covered Entity in the course of their duties, or on the advice of legal counsel for the Covered Entity or on information or records given or reports made to the Covered Entity by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Covered Entity.  The provisions of this Section 11(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Director may be deemed to be entitled to indemnification.

                                (d)                A person who acted in good faith and in a manner he reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed not to have acted in "bad faith" as referred to in this Agreement.

                                (e)                For purpose of determining whether Director personally gained in fact a financial profit or other advantage to which he was not legally entitled, to the fullest extent permitted by law, the Corporation's determination shall be based upon whether Director actually received an improper personal benefit in money, property or services.

                                (f)                The knowledge or actions, or failure to act, of any director, officer, agent or employee of the Covered Entity shall not be imputed to Director for purposes of determining the right indemnification under this Agreement.

                Section 12.                Remedies of Director.

                                (a)                Subject to Section 12(c), in the event that (i) a determination is made pursuant to Section 10 that Director is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely make pursuant to Section 8, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 10(a) within 90 days (or 30 days if the request was for an advance) after receipt by the Corporation of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 4 or 5 or the last sentence of Section 10(a) within ten days after receipt by the Corporation of a written request therefor, or (v) payment of indemnification pursuant to Section 3 or 6 is not made within ten days after a determination has been made that Director is entitled to indemnification, Director shall be entitled to an adjudication by a court of his entitlement to such indemnification or advancement of Expenses.  Alternatively, Director, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association.  Director shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Director first has the right to commence such proceeding pursuant to this Section 12(a); provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by Director to enforce his rights under Section 5.  The Corporation shall not oppose Director's right to seek any such adjudication or award in arbitration.

                                (b)                In the event that a determination shall have been made pursuant to Section 10(a) that Director is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 12 shall be conducted in all respects as de novo trial, or arbitration, on the merits and Director shall not be prejudiced by reason of that adverse determination.  In any judicial proceeding or arbitration commenced pursuant to this Section 12, the Corporation shall have the burden of proving by clear and convincing evidence that Director is not entitled to indemnification or advancement of Expenses, as the case may be.

                                (c)                If a determination shall have been made pursuant to Section 10(a) that Director is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 12, absent (i) a misstatement by Director of a material fact, or an omission of a material fact necessary to make Director's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

                                (d)                The Corporation shall, to the fullest extent permitted by law, be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 12 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Agreement.  It is the intent of the Corporation that Director not be required to incur legal fees or other Expenses associated with the interpretation, enforcement or defense of Director's rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to Director hereunder.  The Corporation shall indemnify Director against any and all Expenses and, if requested by Director, shall (within 10 days after receipt by the Corporation of a written request therefor) advance, to the extent not prohibited by law, such expenses to Director, which are incurred by Director in connection with any action brought by Director for indemnification or advance of Expenses from the Corporation under this Agreement or under any directors' and officers' liability insurance policies maintained by the Corporation, regardless of whether Director ultimately is determined to be entitled to such indemnification, advancement of Expenses or insurance recovery, as the case may be.

                                (e)                No determination as to entitlement to indemnification under this Agreement shall be required to be made prior to the final disposition of the Proceeding, whether by settlement or otherwise.

                                (f)                During the interval between the Corporation's receipt of Director's request for indemnification and the later to occur of (a) payment in full to Director of such indemnification, or (b) a final determination (if required) pursuant to Sections 10 and 11 that Director is not entitled to indemnification, the Corporation shall protect Director against loss which, for purposes of this Agreement, shall mean the taking of the necessary steps (regardless of whether such steps require expenditures to be made by the Corporation at that time) to stay, pending a final determination of Director's entitlement to indemnification (and, if Director is so entitled, the payment thereof), the execution, enforcement or collection of any judgments, penalties, fines (including any excise tax assessed with respect to any employee benefit plan) or any other amounts for which Director may be liable in order to avoid his being or becoming in default with respect to any such amounts (such necessary steps to include, but not be limited to, the procurement of a surety bond to achieve such stay), within five business days after receipt of Director's written request therefor, together with a written undertaking by Director to repay, no later that 60 days following receipt of a statement therefor from the Corporation, amounts (if any) expended by the Corporation for such purpose, if it is ultimately determined (if such determination is required) pursuant to Sections 10 and 11 that Director is not entitled to be indemnified against such judgments, penalties, fines (including and excise tax assessed with respect to any employee benefit plan) or other amounts.

                Section 13.                Non‑exclusivity; Survival of Rights; Insurance; Subrogation.

                                (a)                The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Director may at any time be entitled under applicable law, the Corporation's Certificate of Incorporation, the Corporation's By‑laws, the organizational and governing documents of any Covered Entity, any agreement, vote of shareholders or a resolution of directors, or otherwise.  No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Director under this Agreement in respect of any action taken or omitted by such Director in his Corporate Status prior to such amendment, alteration or repeal.  To the extent that a change in New York law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Corporation's Certificate of Incorporation, By‑laws and this Agreement, it is the intent of the parties hereto that Director shall enjoy by this Agreement the greater benefits so afforded by such change.  No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

                                (b)                To the extent that the Corporation maintains as insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Corporation or of any other Covered Entity, Director shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.  If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Corporation has director and officer liability insurance in effect, the Corporation shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies.  The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Director, all amounts payable as a result off such proceeding in accordance with terms of such policies.

                                (c)                In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

                Section 14.                Contribution.  To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Director for any reason whatsoever, then the Corporation, in lieu of indemnifying Director, shall contribute to the Losses incurred by Director in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (a) the relative benefits received by the Covered Entities (and their directors, officers, employees and agents other than Director), on one hand, and Director, on the other hand, as a result of the events or transactions giving cause to such Proceeding, or (b) if the allocation described in clause (a) above is not permitted by applicable law, the relative fault of the Covered Entities (and their directors, officers, employees and agents other than Director), on one hand, and Director, on the other hand, in connection with such events or transactions.  The relative fault of the Covered Entities (and their directors, officers, employees and agents other than Director), on one hand, and Director, on the other hand, in connection with the events or transactions giving cause to such Proceeding shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary, and the degree to which their conduct is active or passive.  The relative benefits received by the Covered Entities (and their directors, officers, employees and agents other than Director), on one hand, and Director, on the other hand, in connection with the events or transactions giving cause to such Proceeding shall be limited to direct and indirect financial benefits actually derived by the applicable person, his designees or his intended beneficiaries from the action or inaction in connection with the events or transactions giving cause to such Proceeding, and shall not include any non‑financial benefits or any benefits that were not actually received by the applicable person, his designees or his intended beneficiaries.

                Section 15.                Retroactive Effect; Binding Agreement.

                                (a)                All agreements and obligation of the Corporation contained herein shall commence upon the date that Director first became a director of the Corporation, shall continue during the period of Director's Corporate Status and shall continue thereafter so long as Director shall be subject to any possible Proceeding by reason of Director's Corporate Status.  In this regard, the provisions contained herein are intended to be retroactive and the full benefits hereof shall be available in respect of any alleged or actual occurrences, acts or failures to act that occurred prior to the date hereof.

                                (b)                This Agreement shall be binding upon the Corporation and its successors and assigns.  The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, by agreement in form and substance reasonably satisfactory to Director, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.  To the extent that the Corporation maintains one or more insurance policies providing liability insurance for the directors and officers of the Corporation, upon any Change of Control, the Corporation shall use commercially reasonable efforts to obtain or arrange for continuation or "tail" coverage for Director to the maximum extent obtainable at such time.

                                (c)                This Agreement shall inure to the benefit of and be enforceable by Director's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.  Without limiting the generality of the preceding sentence, if Director should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of the Agreement to Director's devisee, legatee, or other designee, or if there be no such designee, to his estate.

                Section 16.                Severability; Invalidity.  If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law, (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto, and (iii) to the fullest extent possible, the provisions of this Agreement (including each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

                Section 17.          Entire Agreement.

                                (a)                The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Director to serve as a director of the Corporation, and the Corporation acknowledges that Director is relying upon this Agreement in serving as a director of the Corporation and having Corporate Status with respect to any Covered Entity.

                                (b)                This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof; provided, however, that this Agreement is a supplement to and in furtherance of the Certificate of Incorporation of the Corporation, the By‑laws of the Corporation and applicable law, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Director thereunder.

                Section 18.                Modification and Waiver.  No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties thereto.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

                Section 19.          Notice by Director.  Director agrees promptly to notify the Corporation in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.  The failure of Director to so notify the Corporation shall not relieve the Corporation of any obligation which it may have to Director under this Agreement or otherwise.

                Section 20.          Notices.  All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, (c) mailed by reputable overnight courier and receipted for by the party to whom said notice or other communication shall have been directed, (d) sent by facsimile transmission, with receipt of oral confirmation that such transmission has been received, or (e) sent by electronic mail, with receipt acknowledged by return electronic mail:

                                                (i)                If to Director, at the address, fax number or electronic mail address indicated on the signature page of this Agreement, or such other address as Director shall provide the Corporation; and

                                                (ii)                If to the Corporation, at the address, fax number or electronic mail address indicated on the signature page of this Agreement, or at such other address or fax number as may have been furnished to Director by the Corporation.

                Section 21.                Applicable Law and Consent to Jurisdiction.  This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its conflict of laws rules.  Except with respect to any arbitration commenced by Director pursuant to Section 10(b), the Corporation and Director hereby irrevocably and unconditionally (a) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Supreme Court of the State of New York (the "Designated Court") and not in any other state or federal court in the United States of America or any court in any other country, (b) consent to submit to the exclusive jurisdiction of the Designated Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (c) waive any abjection to the laying of venue of any such action or proceeding in the Designated Court, and (d) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Designated Court has been brought in an improper or inconvenient forum.

                Section 22.          Identical Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.  Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

                Section 23.                Miscellaneous.  Use of the masculine pronoun shall be deemed to include usage of the feminine or neuter pronoun where appropriate.  Use of the plural nouns shall be deemed to include usage of the singular form of such noun where appropriate.  Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."  Unless otherwise indicated, references in this Agreement to any "Section" shall be deemed to refer to the indicated Section of this Agreement.  The headings set forth in this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

[SIGNATURE PAGE FOLLOWS]

                IN WITNESS WHEREOF,the parties have caused this Agreement to be signed as of the day and year first above written.

TAYLOR DEVICES, INC.

By:
Name:
Title:

Address:	90 Taylor Drive
North Tonawanda, New York 14120‑0748

Fax Number:	(716) 695‑6015
E-mail address:

DIRECTOR

Name:
Address:

Fax Number:
E-mail address:

PRELIMINARY COPY
TAYLOR DEVICES, INC.
90 TAYLOR DRIVE, NORTH TONAWANDA, NY 14120
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 2, 2007 AT 10:00 A.M.
HOLIDAY INN, 1881 NIAGARA FALLS BOULEVARD, AMHERST, NEW YORK

The undersigned hereby appoints Douglas P. Taylor and Reginald B. Newman II, and each of them, with full power of substitution as proxies for the undersigned to attend the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. to be held at the Holiday Inn, 1881 Niagara Falls Boulevard, Amherst, New York at 10:00 A.M. on November 2, 2007, and at any adjournment thereof, to vote and act with respect to all Common Shares of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

The Board of Directors recommends that you vote FOR:
1.	ELECTION OF DIRECTORS
ONE DIRECTOR TO BE ELECTED TO CLASS 2, TWO YEARS REMAINING IN TERM
John Burgess
	[ ]	FOR nominee
	[ ]	Withhold authority for nominee
TWO DIRECTORS TO BE ELECTED TO CLASS 3, A THREE YEAR TERM
Douglas P. Taylor
	[ ]	FOR nominee
	[ ]	Withhold authority for nominee
Randall L. Clark
	[ ]	FOR nominee
	[ ]	Withhold authority for nominee
2.	APPROVE AND RATIFY THE FORM OF INDEMNIFICATION AGREEMENT
	[ ]	FOR
	[ ]	AGAINST
	[ ]	ABSTAIN
3.	In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting or any adjournments(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy will be voted as directed, but if no direction is indicated, it will be voted FOR the nominees described in Item 1 and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement is hereby acknowledged.

[ ]	Please check this box if you plan to attend the Annual Meeting.	DATED: ________________, 2007

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title.  Corporate proxies should be signed by an authorized officer.  PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.